Exhibit 99.1

Conyers Park Acquisition Corp. to Combine with Atkins Nutritionals Inc.

to Form The Simply Good Foods Company

Combined Company to be listed on the NASDAQ

New York, NY and Denver, CO, April 11, 2017 – Conyers Park Acquisition Corp. (NASDAQ: CPAA) (“Conyers Park”), a publicly traded special purpose acquisition company, and an affiliate of Atkins Nutritionals, Inc. (“Atkins”), a leading developer, marketer and seller of branded nutritional food and snacking products currently owned by affiliates of Roark Capital Group (“Roark”), announced that they have entered into a definitive agreement. Under the terms of the agreement, Conyers Park and Atkins will combine under a new holding company, The Simply Good Foods Company (“Simply Good Foods”), which will list on the NASDAQ stock exchange under the symbol SMPL upon closing of the proposed transaction. The new company will have an anticipated initial enterprise value of approximately $856 million, or 11.6x Atkins’ estimated Calendar Year 2017 Pro Forma EBITDA of $74 million.

Jim Kilts and Dave West, executive founders of Conyers Park and longtime business leaders in the consumer food sector, will serve as Chairman and Executive Vice Chairman of Simply Good Foods, respectively. Brian Ratzan, also an executive founder of Conyers Park, will become a director of Simply Good Foods. Joseph Scalzo, current Chief Executive Officer of Atkins, will continue in that role and lead the new company.

Mr. Kilts commented: “I am excited to help build the Atkins® brand and its promise of simply good and nutritious food. Throughout my career, I have worked on numerous brands that both delight and satisfy consumers. We plan to add to our Simply Good Foods portfolio over time with brands that bring simple goodness, happiness and positive experiences to consumers and their families.”

“Atkins is an iconic American brand that has pioneered innovative food and snacking products for consumers who are focused on overall health and wellness,” said Mr. Scalzo. “Atkins is the original innovator of the low-carb, low-sugar, protein-rich approach to nutrition and healthier weight that has been very compelling to our consumers who want to make smarter and healthier choices. As a result, Atkins has become a destination brand in its aisle, and the company has achieved eight consecutive years of retail sales growth.

“Roark has been a uniquely valuable and supportive partner to the entire Atkins management team. Their insights and support have helped us thoughtfully grow the brand and business. Looking forward, access to public capital markets, combined with the operating experience and wisdom of Jim and Dave, will allow us to build on Atkins’ brand heritage and consumer loyalty as we focus on growing our brand and introducing it to new consumers,” continued Mr. Scalzo.

Mr. West said: “Atkins has many of the attributes that we find compelling: ownership of a unique consumer idea, a solid business model, relevance with key retailers, and a very exciting growth opportunity. With Atkins as the first part of the platform, Simply Good Foods is poised to become a dynamic vehicle for future long-term growth and M&A within both the snacking space and broader food category.”

Additional Transaction Terms and Conditions

This transaction will be funded through a combination of cash, stock, and debt financing. The selling equity owners of Atkins will receive $730,125,000 in total consideration, inclusive of 10,250,000 shares of common stock of Simply Good Foods valued at $10.00 per share, subject to adjustment in accordance with the terms of the definitive agreement. The selling equity owners will also be entitled to cash payments pursuant to a Tax Receivable Agreement relating to certain Atkins’ income tax attributes.

Along with the $402.5 million of cash held in Conyers Park’s trust account, Conyers Park has secured commitments for a $100 million common stock private placement at $10.00 per share from large institutional investors including certain funds managed by Fidelity Management and Research Company or its affiliates, one or more funds managed by Capital Research and Management Company, and funds and accounts advised by T. Rowe Price Associates, Inc.

The proposed stock ownership of Simply Good Foods includes the investment in Conyers Park’s initial public offering (57%), the selling equity owners of Atkins (15%), Conyers Park Founders (14%), and the common stock private placement investment (14%).

Goldman Sachs & Co. acted as placement agent on the common stock private placement in connection with the transaction. The proposed transaction includes committed debt financing from Barclays and Goldman Sachs & Co. Deutsche Bank Securities Inc. is acting as financial and capital markets advisor to Atkins. Kirkland & Ellis LLP is acting as legal advisor to Conyers Park. King & Spalding LLP is acting as legal advisor to Atkins.

The board of directors of Conyers Park has unanimously approved the proposed transaction. Completion of the proposed transaction, which is expected in June 2017, is subject to customary and other closing conditions, including regulatory approvals, receipt of approvals from Conyers Park’s stockholders, and completion of the offer for Conyers Park’s stockholders to redeem their shares.

Conference Call Information

At 8:00 AM ET on April 11, 2017, Conyers Park will be holding an investor teleconference and web presentation to discuss the transaction. The call and webcast can be accessed by dialing (877) 865-3006 (domestic toll-free number) or (973) 935-8772 (international) using conference ID: 4485597 or by visiting http://event.on24.com/clients/messagebank/ConyersPark.

A replay of the teleconference and webcast will also be available from April 11, 2017 to April 18, 2017. The replay can be accessed by dialing (800) 585-8367 (domestic toll-free number) or (404) 537-3406 (international) using conference ID: 4485597 or by visiting http://event.on24.com/clients/messagebank/ConyersPark.

A replay of the teleconference as well as the investor presentation will also be available on Conyers Park’s website, www.centerviewcapital.com/conyers-park.

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Media Contacts

Christina Stenson / Julien Trosdorf

Brunswick Group

415-671-7545

cstenson@brunswickgroup.com

jtrosdorf@brunswickgroup.com

About Atkins Nutritionals, Inc.

Atkins Nutritionals, Inc. is a growing developer, marketer and seller of branded nutritional food and snacking products. Its highly-focused product portfolio consists primarily of nutrition bars, ready-to-drink shakes, snacks and confectionery products marketed under the Atkins®, SimplyProtein®, Atkins Endulge®, Atkins Harvest Trail, and Atkins Lift brand names. Over the past 45 years, Atkins has become an iconic American brand rooted in the nutritional principles of reduced sugar and carbohydrates, with optimal protein and good fats. Atkins products are available online at Atkins.com and in more than 43,000 locations throughout the U.S. and internationally. To learn more about Atkins, visit www.atkins.com.

About Conyers Park Acquisition Corp.

Conyers Park is a special purpose acquisition company that completed its initial public offering in July 2016. Conyers Park was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or business combination with one or more businesses. Conyers Park is sponsored by Conyers Park LLC, which was formed for the express purpose of acting as the sponsor for Conyers Park. Conyers Park LLC is an affiliate of Centerview Capital, an investment company founded in 2006 by Mr. Jim Kilts, former Chairman of the Board, Chief Executive Officer, and President of Gillette, former Vice Chairman of the Board of The Procter & Gamble Company, former President and Chief Executive Officer of Nabisco, former Executive Vice President of The Philip Morris Companies, former President of Kraft USA and Oscar Mayer, and former Chairman of the Board of Nielsen Holdings N.V. For more information, please visit www.centerviewcapital.com/conyers-park. Conyers Park common stock, units and warrants are listed on the NASDAQ Stock Exchange under the symbols “CPAA”, “CPAA.U” and “CPAA.W”, respectively.

About Roark Capital

Roark focuses on franchised and multi-unit business models in the retail, restaurant, consumer and business services sectors. Since inception, affiliates of Roark have invested in 59 franchise/multi-unit brands, which have generated $24 billion in annual system revenues from 27,000 locations in 50 states and 75 countries. Roark's current brands include Anytime Fitness, Arby's, Atkins Nutritionals, Batteries Plus Bulbs, CKE Restaurants (the owner of Carl Jr.'s and Hardee's), Corner Bakery, Driven Brands (the owner of Maaco, Meineke, CARSTAR, 1-800 Radiator and Take 5 Oil Change), Drybar, FOCUS Brands (the owner of Auntie Anne's Pretzels, Carvel Ice Cream, Cinnabon, McAlister's Deli, Moe's Southwest Grill, and Schlotzsky's), Great Expressions Dental Centers, Il Fornaio, Jimmy John's, Massage Envy, Miller's Ale House, Naf Naf Grill, Orangetheory Fitness, Pet Retail Brands (the owner of Pet Supermarket and Pet Valu), Primrose Schools, and Waxing the City. For more information, please visit www.roarkcapital.com.

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About The Simply Good Foods Company

The Simply Good Foods Company, or “Simply Good Foods”, is the company created by the business combination of Conyers Park Acquisition Corp. and Atkins Nutritionals. Simply Good Foods will look to expand its platform through investment opportunities in the snacking space and broader food category. Over time, Simply Good Foods will look to become a portfolio of brands that bring simple goodness, happiness and positive experiences to consumers and their families. Simply Good Foods will list its common stock and warrants on the NASDAQ stock exchange under the symbols “SMPL” and “SMPL.W”, respectively.

Forward Looking Statements

This communication includes “forward-looking statements” regarding Atkins and Conyers Park that reflect the current views of management of Atkins and Conyers Park that are based on information currently available, including their financial conditions, their results of operations, the proposed transaction between Conyers Park and Atkins, the estimated or anticipated future results of the combined company and the benefits of the proposed transaction, the likelihood and ability of the parties to successfully consummate the proposed transaction, and future opportunities for the combined company. This information is, where applicable, based on estimates, assumptions and analyses that Atkins and Conyers Park believe, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “aim,” “estimate,” “target,” “anticipate,” “believe,” “continue,” “objectives,” “outlook,” “guidance” or other similar words, and include statements regarding the plans, strategies, objectives, targets, and expected financial performance of Atkins and Conyers Park. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Atkins and Conyers Park and their respective officers, employees, agents, or associates, including: changes in the business environment, including general financial, economic and regulatory conditions affecting the industry in which Atkins operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Atkins’ or Conyers Park’s management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Conyers Park is not obtained; failure to realize the anticipated benefits of the proposed transaction, including as a result of a delay in consummating the proposed transaction; the inability to realize the expected amount and timing of cost savings and operating synergies; the risks discussed in Conyers Park’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by Conyers Park’s Quarterly Reports on Form 10-Q and other documents of Conyers Park on file with the Securities and Exchange Commission (“SEC”) or in the Registration Statement on Form S-4 that will be filed with the SEC by The Simply Good Foods Company (the “Registration Statement”). There may be additional risks that neither Conyers Park nor Atkins presently know or that Conyers Park or Atkins currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual results, performance or achievements may differ materially and potentially adversely from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies, and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties, and other factors, many of which are beyond the control of Atkins and Conyers Park. All information herein speaks only as of the date hereof. Atkins and Conyers Park undertake no duty to update or revise the information contained herein, publicly or otherwise. Forecasts and estimates regarding Atkins’ industry are based on sources Atkins and Conyers Park believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Additional Information and Where to Find It

For additional information on the proposed transaction, see Conyers Park’s Current Report on Form 8-K, which will be filed promptly.

In connection with the proposed transaction, The Simply Good Foods Company intends to file a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of Conyers Park. Conyers Park will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders.

Investors and security holders of Conyers Park are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Conyers Park’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Conyers Park as of a record date to be established for voting on the proposed transaction.

Stockholders will also be able to obtain copies of the Registration Statement, proxy statement/prospectus, and Form 8-K, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Conyers Park and Atkins and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Conyers Park’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Conyers Park’s directors and officers in Conyers Park’s filings with the SEC, including Conyers Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 31, 2017, and Conyers Park’s Current Report on Form 8-K, which was filed with the SEC on April 11, 2017, and such information will also be in the Registration Statement to be filed with the SEC by The Simply Good Foods Company, which will include the proxy statement/prospectus of Conyers Park for the proposed transaction.

Non-GAAP Financial Measure and Related Information

This communication includes Pro Forma EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The items excluded from Pro Forma EBITDA are important in understanding Pro Forma EBITDA. Pro Forma EBITDA is defined as EBITDA (which is defined as net income (loss), before interest expense, income tax benefit (expense), and depreciation and amortization expense) as explained in the investor presentation filed as an exhibit to the Current Report on Form 8-K filed by Conyers Park with the SEC today. Atkins management believes that this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to Atkins’ financial condition and results of operations. You should review the reconciliation of Atkins’ non-GAAP financial measures to the comparable GAAP financial measures which will be contained in the Registration Statement and investor presentation to be filed by The Simply Good Foods Company, and not rely on any single financial measure to evaluate Atkins’ business. In addition, certain of the financial information of Atkins contained herein is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by The Simply Good Foods Company with the SEC.

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